Exhibit 99.2

CION Investment Corporation First Quarter 2024 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, May 9 , 2024 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2024 that was filed with the Securities and Exchange Commission (the “SEC”) on May 9 , 2024 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of inflation, high interest rates and the risk of recession on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 1. The discussion of the investment portfolio excludes short term investments. First Quarter and Other Highlights – Ended March 31, 2024 • Net investment income and earnings per share for the quarter ended March 31 , 2024 were $ 0 . 60 per share and $ 0 . 12 per share, respectively ; • Net asset value per share was $ 16 . 05 as of March 31 , 2024 compared to $ 16 . 23 as of December 31 , 2023 , a decrease of $ 0 . 18 per share, or 1 . 1% . The decrease was primarily due to mark - to - market price declines to the Company’s portfolio during the quarter ended March 31 , 2024 ; • As of March 31 , 2024 , the Company had $ 1 . 07 billion of total principal amount of debt outstanding, of which 61 % was comprised of senior secured bank debt and 39 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 03 x as of March 31 , 2024 compared to 1 . 10 x as of December 31 , 2023 ; • As of March 31 , 2024 , the Company had total investments at fair value of $ 1 . 74 billion in 109 portfolio companies across 25 industries . The investment portfolio was comprised of 85 . 8 % senior secured loans, including 84 . 2 % in first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 107 million, funded previously unfunded commitments of $ 4 million, and had sales and repayments totaling $ 207 million, resulting in a net decrease to the Company's funded portfolio of $ 96 million ; • As of March 31 , 2024 , investments on non - accrual status amounted to 0 . 86 % and 2 . 88 % of the total investment portfolio at fair value and amortized cost, respectively, compared to 0 . 89 % and 3 . 47% , respectively, as of December 31 , 2023 ; and • During the quarter, the Company repurchased 424 , 031 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 11 . 01 per share for a total repurchase amount of $ 4 . 7 million . Through March 31 , 2024 , the Company repurchased a total of 3 , 197 , 835 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 89 per share for a total repurchase amount of $ 31 . 6 million . DISTRIBUTIONS • For the quarter ended March 31 , 2024 , the Company paid a quarterly base distribution totaling $ 18 . 3 million, or $ 0 . 34 per share ; and • On May 6 , 2024 , the Company’s co - chief executive officers declared a second quarter 2024 base distribution of $ 0 . 36 per share, payable on June 17 , 2024 to shareholders of record as of June 3 , 2024 , which is an increase of $ 0 . 02 per share, or 5 . 9% , from the $ 0 . 34 per share base distribution paid by the Company during the first quarter of 2024 .

4 Selected Financial Highlights 1. The discussion of the investment portfolio excludes short term investments. 2. Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs. 3. Includes supplemental distributions of $ 0 . 05 per share during each quarter ended September 30 , 2023 and December 31 , 2023 and a special distribution of $ 0 . 15 per share during the quarter ended December 31 , 2023 . ($ in millions) Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Investment portfolio, at fair value (1) $1,741 $1,841 $1,728 $1,688 $1,657 Total debt outstanding (2) $1,070 $1,092 $1,008 $986 $1,011 Net assets $863 $880 $861 $836 $830 Debt - to - equity 1.24x 1.24x 1.17x 1.18x 1.22x Net debt - to - equity 1.03x 1.10x 1.03x 1.04x 1.02x Total investment income $73.6 $60.0 $67.5 $58.5 $65.0 Net investment income $32.6 $21.8 $30.0 $23.4 $29.9 Net realized and unrealized (losses) gains $(26.1) $29.2 $17.5 $4.5 $(60.9) Net increase (decrease) in net assets resulting from operations $6.4 $51.0 $47.5 $27.9 $(31.0) Per Share Data Net asset value per share $16.05 $16.23 $15.80 $15.31 $15.11 Net investment income per share $0.60 $0.40 $0.55 $0.43 $0.54 Net realized and unrealized (losses) gains per share $(0.48) $0.54 $0.32 $0.08 $(1.10) Earnings per share $0.12 $0.94 $0.87 $0.51 $(0.56) Distributions declared per share (3) $0.34 $0.54 $0.39 $0.34 $0.34

# Investment Activity

- New investment commitments for the quarter were $125 million, of which $107 million were funded and $18 million were unfunded.
- New investment commitments were made across 5 new and 7 existing portfolio companies.
- Fundings of previously unfunded commitments for the quarter were $4 million.
- Sales and repayments totaled $207 million for the quarter, which included the full exit of investments in 7 portfolio companies.

| ($ in millions) | Q1 2024 | Q4 2023 | Q3 2023 | Q2 2023 | Q1 2023 |
|---|---|---|---|---|---|
| New investment commitments | $125 | $152 | $97 | $62 | $15 |
| Funded | $107 | $147 | $93 | $62 | $14 |
| Unfunded | $18 | $5 | $4 | $0 | $1 |
| Fundings of previously unfunded commitments | $4 | $7 | $10 | $8 | $9 |
| Repayments | $(190) | $(83) | $(94) | $(53) | $(57) |
| Sales | $(17) | $0 | $(2) | $(2) | $(9) |
| **Net funded investment activity** | **$(96)** | **$71** | **$7** | **$15** | **$(43)** |
| | | | | | |
| **Total Portfolio Companies** | **109** | **111** | **109** | **112** | **109** |

Note - The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than the loan's maturity date.

CION INVESTMENTS

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6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 100% 100% 88% 7% 5% 87% 13% 84% 14% 2% 0%* 0%* 0%* 0%* 0%* 1% 1% 1% 1% 85% 1% 13% 86% 11% 2% 87% 89% 2% 10% 8% 2% 0%* 93% 7%

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q1 2024 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments 1. The discussion of the investment portfolio excludes short term investments. * - Less than 1%. Rating Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 1 — 5.3% 0.0%* 1.9% 0.1% 2 88.5% 87.2% 90.7% 86.6% 85.1% 3 10.4% 6.5% 8.2% 10.7% 11.3% 4 0.7% 0.6% 0.6% 0.5% 1.9% 5 0.4% 0.4% 0.5% 0.3% 1.6% Total 100.0% 100.0% 100.0% 100.0% 100.0%

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 8 (1) See endnote 4 in our press release filed with the SEC on May 9 , 2024 . (2) See endnote 5 in our press release filed with the SEC on May 9 , 2024 . (3) See endnote 6 in our press release filed with the SEC on May 9 , 2024 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of March 31, 2024) Investment Portfolio Total investments and unfunded commitments $1,801.3 million Unfunded commitments $60.6 million Investments at fair value $1,740.7 million Yield on debt and other income producing investments at amortized cost (1) 12.93 % Yield on performing loans at amortized cost (1) 13.39 % Yield on total investments at amortized cost 11.52 % Portfolio Companies Number of portfolio companies 109 Weighted average leverage (net debt/EBITDA) (2) 4.98x Weighted average interest coverage (2) 1.98x Median EBITDA (3) $33.7 million Industry Diversification (4) Industry % of Investment Portfolio Services: Business 15.9 % Healthcare & Pharmaceuticals 12.6 % Retail 8.1 % Media: Diversified & Production 7.8 % Services: Consumer 7.1 % Other (≤ 7.0% each) 48.5% 85.8% Senior Secured Debt Investments

# Quarterly Operating Results

| All figures in thousands, except share and per share data | Q1 2024 | Q4 2023 | Q3 2023 | Q2 2023 | Q1 2023 |
|---|---|---|---|---|---|
| Investment income | | | | | |
| Interest income[1] | $ 69,654 | $ 56,403 | $ 63,913 | $ 56,813 | $ 53,781 |
| Dividend income | 27 | 128 | 95 | 52 | 8,131 |
| Fee income | 3,873 | 3,468 | 3,532 | 1,631 | 3,063 |
| **Total investment income** | **$ 73,554** | **$ 59,999** | **$ 67,540** | **$ 58,496** | **$ 64,975** |
| Expenses | | | | | |
| Management fees | $ 6,864 | $ 6,893 | $ 6,741 | $ 6,546 | $ 6,676 |
| Interest and other debt expenses | 24,302 | 24,023 | 21,757 | 20,467 | 19,309 |
| Incentive fees | 6,914 | 4,615 | 6,362 | 4,965 | 6,335 |
| Other operating expenses | 2,876 | 2,650 | 2,927 | 2,984 | 2,792 |
| **Total expenses before taxes** | **$ 40,956** | **$ 38,181** | **$ 37,787** | **$ 34,962** | **$ 35,112** |
| Income tax expense (benefit), including excise tax | 5 | 60 | (237) | 118 | 5 |
| **Net investment income after taxes** | **$ 32,593** | **$ 21,758** | **$ 29,990** | **$ 23,416** | **$ 29,858** |
| | | | | | |
| Net realized (loss) gain and unrealized (depreciation) appreciation on investments | | | | | |
| Net realized loss | $ (9,736) | $ (351) | $ (8,123) | $ (18,928) | $ (4,525) |
| Net change in unrealized (depreciation) appreciation | (16,412) | 29,585 | 25,606 | 23,406 | (56,378) |
| **Net realized and unrealized (losses) gains** | **$ (26,148)** | **$ 29,234** | **$ 17,483** | **$ 4,478** | **$ (60,903)** |
| **Net increase (decrease) in net assets resulting from operations** | **$ 6,445** | **$ 50,992** | **$ 47,473** | **$ 27,894** | **$ (31,045)** |
| | | | | | |
| Per share data | | | | | |
| Net investment income | $ 0.60 | $ 0.40 | $ 0.55 | $ 0.43 | $ 0.54 |
| Net realized (loss) gain and unrealized (depreciation) appreciation on investments | $ (0.48) | $ 0.54 | $ 0.32 | $ 0.08 | $ (1.10) |
| Earnings per share | $ 0.12 | $ 0.94 | $ 0.87 | $ 0.51 | $ (0.56) |
| Distributions declared per share[2] | $ 0.34 | $ 0.54 | $ 0.39 | $ 0.34 | $ 0.34 |
| Weighted average shares outstanding | 53,960,698 | 54,292,065 | 54,561,367 | 54,788,740 | 55,109,482 |
| Shares outstanding, end of period | 53,760,605 | 54,184,636 | 54,464,804 | 54,632,827 | 54,961,455 |

1. Includes certain prepayment fees, exit fees and paid-in-kind interest income.
2. Includes supplemental distributions of $0.05 per share during each quarter ended September 30, 2023 and December 31, 2023 and a special distributions of $0.15 per share during the quarter ended December 31, 2023.

CION INVESTMENTS

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Quarterly Balance Sheet 10 All figures in thousands, except per share data and asset coverage ratio Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Assets Investments, at fair value $ 1,870,837 $ 1,954,270 $ 1,844,877 $ 1,788,462 $ 1,723,352 Cash 48,482 8,415 6,805 11,515 96,016 Interest receivable on investments 36,366 36,724 40,378 33,200 27,333 Receivable due on investments sold 11,452 967 2,646 997 3,239 Dividend receivable on investments — — 82 — — Prepaid expenses and other assets 1,137 1,348 1,552 608 4,552 Total Assets $ 1,968,274 $ 2,001,724 $ 1,896,340 $ 1,834,782 $ 1,854,492 Liabilities & Net Assets Financing arrangements (net of debt issuance costs) (1) $ 1,060,455 $ 1,081,701 $ 1,000,211 $ 976,737 $ 1,002,396 Payable for investments purchased 21,041 4,692 9,663 — — Accounts payable and accrued expenses 743 1,036 1,510 1,344 1,075 Interest payable 8,556 10,231 7,238 8,183 7,007 Accrued management fees 6,864 6,893 6,741 6,546 6,676 Accrued subordinated incentive fee on income 6,914 4,615 6,362 4,967 6,334 Accrued administrative services expense 642 2,156 1,064 574 694 Share repurchase payable — — 67 67 — Shareholder distribution payable — 10,837 2,724 — — Total Liabilities $ 1,105,215 $ 1,122,161 $ 1,035,580 $ 998,418 $ 1,024,182 Total Net Assets $ 863,059 $ 879,563 $ 860,760 $ 836,364 $ 830,310 Total Liabilities and Net Assets $ 1,968,274 $ 2,001,724 $ 1,896,340 $ 1,834,782 $ 1,854,492 Net Asset Value per share $ 16.05 $ 16.23 $ 15.80 $ 15.31 $ 15.11 Asset coverage ratio (2) 1.81 1.81 1.85 1.85 1.82 1. The Company had debt issuance costs of $ 9 , 388 as of March 31 , 2024 , $ 10 , 643 as of December 31 , 2023 , $ 8 , 001 as of September 30 , 2023 , $ 8 , 976 as of June 30 , 2023 and $ 8 , 316 as of March 31 , 2023 . 2. Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

11 Q1 2024 Net Asset Value Bridge Per Share Data

12 Total Commitment Amount Principal Amount Outstanding Interest Rate Maturity Date JPM Credit Facility $675 $550 S + 3.20% (2) 5/15/2025 UBS Facility 150 100 S + 3.20% 11/19/2024 Unsecured Notes, 2026 (1) 125 125 4.50% 2/11/2026 Series A Unsecured Notes, 2026 (1) 115 115 S + 3.82% 8/31/2026 Unsecured Notes, 2027 (1) 100 100 S + 4.75% 11/8/2027 2022 Unsecured Term Loan (1) 50 50 S + 3.50% 4/27/2027 2021 Unsecured Term Loan (1) 30 30 5.20% 9/30/2024 Total Debt $1,245 $1,070 8.4% Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $175 million in available capacity within existing senior secured facilities 1. Investment grade credit rating. 2. Bears interest at a rate of SOFR + 3.05% and a LIBOR to SOFR credit spread adjustment of 0.15%.

13 Distribution Per Share and Distribution Coverage 1 1. Includes special and/or supplemental distributions of $0.27, $0.05 and $0.20 per share during Q4 2022, Q3 2023 and Q4 2023, r esp ectively. Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net Investment Income (per share) $0.34 $0.45 $0.43 $0.54 $0.43 $0.55 $0.40 $0.60 Distribution (per share) $0.28 $0.31 $0.58(1) $0.34 $0.34 $0.39(1) $0.54(1) $0.34 Distribution coverage 1.21x 1.45x 0.74x 1.59x 1.26x 1.41x 0.74x 1.76x